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                                                                 Exhibit 10.22

                              JAVELIN SYSTEMS, INC.

                            STOCK OPTION GRANT NOTICE
                       1999 NON-OFFICER STOCK OPTION PLAN


Javelin Systems, Inc. (the "Company"), pursuant to its 199 Non-Officer Stock Option Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:                           ______________________________________
Date of Grant:                          ______________________________________
Vesting Commencement Date:              ______________________________________
Number of Shares Subject to Option:     ______________________________________
Exercise Price (Per Share):             ______________________________________
Total Exercise Price:                   ______________________________________
Expiration Date:                        ______________________________________

TYPE OF GRANT:         [X] Nonstatutory Stock Option

EXERCISE SCHEDULE:     [ ] Same as Vesting Schedule [ ] Early Exercise Permitted

VESTING SCHEDULE:      1/4th  of the shares vest one year after the Vesting
                       Commencement Date.
                       1/48th of the shares vest monthly thereafter over the next three years.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                                By cash or check
                                Pursuant to a Regulation T Program if available

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:                ____________________________________
                                          ____________________________________

JAVELIN SYSTEMS, INC.                         OPTIONHOLDER:


By:________________________________           ________________________________
               Signature                                  Signature

Title:_____________________________           Date:___________________________

Date:______________________________

ATTACHMENTS:  Stock Option Agreement, 1999 Stock Option Plan and Notice of
Exercise


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                                  ATTACHMENT I

                             STOCK OPTION AGREEMENT








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                                  ATTACHMENT II

                       1999 NON-OFFICER STOCK OPTION PLAN








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                                 ATTACHMENT III

                               NOTICE OF EXERCISE